Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of recent and potential additional rate increases by the Federal Reserve; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including rising rates of inflation and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time at Silicon Valley Bank, Signature Bank and First Republic Bank that resulted in the failure of those institutions; loan concentrations in our portfolio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for loan losses; new or revised accounting standards; the concentration of large loans to certain borrowers; the concentration of large deposits from certain clients, who have balances above current FDIC insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and high rates of employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions and “fintech” companies; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, including in response to the recent failures of Silicon Valley Bank, Signature Bank and First Republic Bank in 2023; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war or terrorism or other adverse external events, including the Israeli-Palestinian conflict and the Russian invasion of Ukraine; potential impairment to the goodwill the Company recorded in connection with our past acquisition; changes to U.S. or state tax laws, regulations and guidance, including the new 1% excise tax on stock buybacks by publicly traded companies; potential changes in federal policy and at regular agencies as a result of the upcoming 2024 presidential election; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believe that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and have not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation. 2

4Q23 Earnings Highlights

BRIDGEWATER BANCSHARES, INC.

Diluted EPS	Return on Average Assets	Return on Avg. Tangible Common Equity[1]	Efficiency Ratio[1]	Nonperforming Assets to Total Assets
$0.28	0.77%	8.95%	58.8%	0.02%

Net Interest Margin Continued to Stabilize

- Net interest margin (NIM) of 2.27%, down 5 bps from 3Q23
- December 2023 NIM of 2.30%, flat from September 2023 NIM
- Balance sheet well-positioned for rate cuts and a normalizing yield curve

Deposit Growth Outpaced Loan Growth

- Deposit balances up $34.4 million, or 3.7% annualized, from 3Q23
- Continued to moderate loan growth with balances up $2.0 million, or 0.2% annualized, from 3Q23
- Loan-to-deposit ratio of 100.4%, down from 108.0% at March 31, 2023

Well-Controlled Expenses in 2023

- FY23 noninterest expense up $2.7 million, or 4.8%, from FY22, below 2023 asset growth of 6.1%
- 4Q23 noninterest expense up $0.5 million, or 3.3%, from 3Q23
- FY23 noninterest expense to average assets of 1.32%, down 14 bps from FY22

Superb Asset Quality

- Annualized net charge-offs to average loans of 0.01%, in-line with 3Q23
- Nonperforming assets to total assets of 0.02%, in-line with 3Q23
- No provision for credit losses; well-reserved with allowance to total loans of 1.36%

Consistent Tangible Book Value Per Share Growth

- Tangible book value per share[1] of $12.84, up 9.8% YoY; 28 consecutive quarters of growth
- Tangible book value per share[1] growth of 183% since 4Q16 vs. peer bank average of 53%[2]
- Repurchased 423,749 shares of common stock, or $4.5 million (average price of $10.72 per share)

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation
[2] Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2023 with growth rate through 3Q23 (Source: S&P Capital IQ)

3

Consistent Tangible Book Value Per Share Outperformance 4 183% 53% 0% 50% 100% 150% 200% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 BWB Peer Bank Average2 Tangible Book Value Per Share1 Growth for 28 Consecutive Quarters 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2023 with growth rate through 3Q23 (Source: S&P Capital IQ)

Net Interest Income and Margin Continue to Stabilize 5 $31,793 $27,569 $24,931 $24,507 $24,563 $1,100 $998 $941 $914 $751 $32,893 $28,567 $25,872 $25,421 $25,314 3.16% 2.72% 3.05% 2.40% 2.32% 2.27% 2.62% 2.31% 2.24% 2.21% 4Q22 1Q23 2Q23 3Q23 4Q23 Core Net Interest Margin1,2 Net Interest Margin1 Net Interest Income (ex. Loan Fees) Loan Fees Net Interest Income and Margin Trends Net Interest Margin Drivers Core NIM2 down 3 bps Net Interest Income / Net Interest Margin Commentary 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Excludes loan fees; represents a Non-GAAP financial measure, see Appendix for Non-GAAP reconciliation Dollars in thousands Net Interest Income • Stable NII driven by NIM stabilization and moderated loan growth • Net interest income (ex. loan fees) increased from 3Q23 Net Interest Margin • NIM stabilization continues as the pace of rising funding costs slows and asset yields move steadily higher • December 2023 NIM of 2.30%, flat from September 2023 NIM • Well-positioned for rate cuts and a more normalized yield curve • Over $1 billion of adjustable funding tied to short-term rates • Loan portfolio positioned to continue repricing higher

Rising Funding Costs Slow as Asset Yields Move Higher 6 $2,332 $2,498 $2,711 $2,857 $2,909 $943 $814 $755 $527 $755 $753 $636 $546 $408 $415 $3,802 $3,948 $4,012 $4,020 $4,077 1.67% 2.41% 2.91% 3.10% 3.23% 4Q22 1Q23 2Q23 3Q23 4Q23 $3,482 $3,630 $3,717 $3,723 $3,726 4.87% 5.06% 5.19% 5.26% 5.33% 4.75% 4.95% 5.09% 5.16% 5.25% 4Q22 1Q23 2Q23 3Q23 4Q23 $3,275 $3,311 $3,466 $3,611 $3,662 1.31% 2.01% 2.66% 2.99% 3.19% 4Q22 1Q23 2Q23 3Q23 4Q23 Loan Yield (ex. Loan Fees)2 Loan Portfolio Repricing Higher as Growth Moderates High-Yielding Securities Portfolio Slowing Pace of Rising Deposit Costs Overall Funding Costs Slow With Lower Levels of Borrowings $608 $604 $595 $595 $630 3.91% 4.22% 4.24% 4.39% 4.63% 4Q22 1Q23 2Q23 3Q23 4Q23 Average Interest-Bearing Deposits Average Noninterest-Bearing Deposits Average Borrowings Cost of Liability Funding Average Loans Loan Yield1 Average Investments Investment Yield1 Average Total Deposits Cost of Total Deposits 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in millions

Revenue Trends Impacted by Current Interest Rate Environment 7 PPNR ROA1 Continued Profitability in the Current Environment Spread-Based Revenue Model $32,893 $28,567 $25,872 $25,421 $25,314 $1,738 $1,943 $1,415 $1,726 $1,409 $34,631 $30,510 $27,287 $27,147 $26,723 4Q22 1Q23 2Q23 3Q23 4Q23 $19,512 $16,198 $12,963 $11,417 $11,010 $13,735 $11,642 $9,816 $9,629 $8,873 1.82% 1.49% 1.16% 1.01% 0.96% 1.28% 1.07% 0.88% 0.85% 0.77% 4Q22 1Q23 2Q23 3Q23 4Q23 PPNR Net Income 1 ROA Net Interest Income Noninterest Income 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands

$9,821 $8,815 $8,589 $9,519 $9,615 $1,177 $1,209 $1,075 $1,101 $1,062 $1,044 $1,040 $1,112 $1,075 $1,236 $360 $665 $900 $1,075 $1,050 $2,801 $2,340 $2,598 $2,467 $2,777 $15,203 $14,069 $14,274 $15,237 $15,740 4Q22 1Q23 2Q23 3Q23 4Q23 Well-Controlled Expenses in 2023 8 1.42% 1.30% 1.28% 1.34% 1.37% 43.8% 45.9% 52.3% 56.1% 58.8% 4Q22 1Q23 2Q23 3Q23 4Q23 NIE / Avg. Assets2 Efficiency Ratio3 Highly Efficient Business Model Despite Recent Revenue Pressures 2023 NIE Growth Below Asset Growth Industry median efficiency ratio of 62%1 in 3Q23 2023 NIE up 4.8% vs. 2022, below asset growth of 6.1% YoY Personnel Occupancy Technology FDIC Insurance Assessment 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2023 (Source: S&P Capital IQ) 2 Annualized 3 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands Other

Continued Deposit Growth Momentum 9 26% 22% 21% 21% 20% 13% 18% 20% 21% 19% 30% 27% 24% 24% 25% 8% 8% 8% 7% 8% 23% 25% 27% 27% 28% $3,417 $3,411 $3,578 $3,676 $3,710 4Q22 1Q23 2Q23 3Q23 4Q23 Noninterest-Bearing Transaction Interest-Bearing Transaction Savings & Money Market Time Brokered • Total deposit balances up 3.7% annualized • Core deposit1 balances down 5.8% annualized • Noninterest-bearing deposits increased for the 3rd consecutive quarter • Continued to supplement core deposits with wholesale funding to support future loan growth • Expansion of the Treasury Management team in 2023 driving new deposit client acquisition Deposit Growth to Support Loan Growth Outlook 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 Dollars in millions Funding Repricing Summary Immediately Adjustable Deposits $ 752 Derivatives Hedging 258 Total $ 1,010 Time Deposit Maturities (next 12 months) $ 294 Callable Brokered Deposits 185 Total $ 479 Funding Tied to Short-Term Rates Other Repricing Opportunities

Moderated Loan Growth Continued, But Loan Demand Improved

BRIDGEWATER BANCSHARES, INC.



4.3% YoY Growth
$3,569
$3,684
$3,736
$3,722
$3,724
4Q22
1Q23
2Q23
3Q23
4Q23
Gross Loans

Loan Growth Moderated in 2023

- 4Q23 loan balances up $2.0M, or 0.2% annualized
- FY23 loan balances up $154.8M, or 4.3%
- Reduced loan demand due to the higher interest rate environment
- Payoffs and paydowns muted loan growth in 3Q23 and 4Q23
- Focused on better aligning loan growth with core deposit growth
- Loan-to-deposit ratio of 100.4%, down from 108.0% in 1Q23

Loan Growth Outlook Drivers

- **Loan demand** – loan pipeline increased in 4Q23 as demand picked up
- **Market and economic conditions** – rate cuts could drive higher demand
- **Pace of loan payoffs and paydowns** – potential for increased payoffs as rates move lower
- **Pace of core deposit growth** – aligning loan growth with core deposit growth over time

Dollars in millions

10

Loan Portfolio to Reprice Higher Even If Interest Rates Decline

BRIDGEWATER BANCSHARES, INC.

Loan Portfolio Mix



Adjustable, 15%
Variable, 15%
Fixed, 70%

Fixed-Rate Portfolio ($2.6B)

Years to Maturity



$502
19%
$391
15%
$309
12%
$387
15%
$327
12%
$700
27%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years
WA Yield
5.11%
4.81%
4.31%
4.53%
5.05%
4.18%

- Large fixed-rate portfolio provides support to total loan yields in a rates-down environment
- $502M of fixed-rate loans maturing over the next year with a weighted average yield of 5.11%

Variable-Rate Portfolio ($541M)

Variable-Rate Loan Floors



$-
$24
$25
$25
$452
At Floor (4Q23)
Down 25 bps
Down 50 bps
Down 75 bps
Down 100+ bps
Cumulative balances at the floor as rates decline

- Small variable-rate portfolio limits immediate repricing pressure in a rates-down environment
- 84% of variable-rate portfolio have floors
- 96% of variable-rate loans are currently tied to SOFR or Prime

Adjustable-Rate Portfolio ($572M)

Adjustable-Rate Repricing/Maturity Schedule



$73
13%
$59
10%
$136
24%
$147
26%
$71
12%
$86
15%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years
WA Yield
4.15%
4.98%
3.77%
4.40%
4.17%
4.22%

- Adjustable-rate loans likely to reprice higher in a rates-down environment
- $73M of adjustable-rate loans repricing or maturing over the next year with a weighted average yield of 4.15%

Dollars in millions

11

Well-Diversified Loan Portfolio with a Multifamily Focus 12 Dollars in millions CRE NOO 27.0% Multifamily 37.3% C&D 8.0% 1-4 Family Mortgage 10.8% CRE OO 4.7% C&I 13.0% Consumer & Other 0.2% Loan Mix by Type $3.7 Billion 4Q23 Loan Growth by Type (vs. 3Q23) $(61) $(2) $(1) $4 $10 $16 $36 Multifamily 1-4 Family Mortgage Construction & Development C&I CRE Owner Occupied CRE Nonowner Occupied Consumer & Other • Continued migration out of Construction & Development as deals completed the ‘construction’ phase • Remain comfortable with the diversity of the loan portfolio, including CRE and Multifamily concentrations, given portfolio performance and expertise 2023 Loan Growth by Type (vs. 2022) $(68) $0 $26 $28 $40 $47 Multifamily $82 1-4 Family Mortgage Construction & Development C&I CRE Owner Occupied CRE Nonowner Occupied Consumer & Other

CRE Concentration Driven by a Proven, Lower Risk Multifamily Portfolio

BRIDGEWATER BANCSHARES, INC.

Multifamily Makes Up Over Half of CRE Concentration



482%
of Bank RBC
$2,674
$1,389
250%
of Bank RBC
$1,285
232%
of Bank RBC
4Q23
Multifamily
Traditional CRE[2]

Multifamily: A Consistently Lower Risk Profile Than Traditional CRE

Differentiated Lending Approach

- Bank of choice in the Twin Cities due to expertise and service model
- Local market focus with diverse product types
- Greater tenant diversification compared to other asset classes
- Affordable housing focus
- Only $62K of net charge-offs since inception

Favorable Twin Cities Multifamily Market

- Historically stable market with less volatility than coastal markets
- Market catalysts include relative affordability, low unemployment, strong wages, and shortage of single-family housing
- Ranks 2nd in multifamily market demand YTD 3Q23[1]
- Ranks 2nd in affordability as rent-to-income reached an all-time low of 18.3% in 3Q23, 100 bps below pre-pandemic levels[1]
- Wage increases of 3.6% YoY as of 3Q23 have outpaced rent growth of 1.3%[1]

Portfolio Characteristics Drive Track Record of Strong Asset Quality

WA LTV	63%
Avg. Loan Size	$3.2M
Avg. Debt/Unit	$87K
NCOs (since 2005)	$62K

Local Market Focus



Greater MN 4%
Other 4%
Location
Twin Cities Metro 92%

Product Type Diversification



Construction 9%
Class A 36%
Class
Class C 40%
Class B 15%

Well-Diversified by Size



5-19 Units 11%
100+ Units 35%
Size
20-49 Units 25%
50-99 Units 29%

[1] Source: "Minneapolis Apartment Demand Among Strongest Nationally, *CoStar* (November 29, 2023)
[2] Includes nonowner-occupied CRE, construction and land development, and 1-4 family construction
Dollars in millions

13

Managing CRE and Office-Related Risk 14 1 Excludes medical office of $52M at December 31, 2023 Dollars in millions Addressing CRE NOO Repricing Risk • CRE NOO loans primarily located in the Twin Cities market • Ongoing active client engagement • Clients with maturing loans or resetting rates over the next 12 months • Identify situations of possible cash flow strain • Recommend solutions early in the process Well-Managed CRE NOO Office Exposure1 Small CRE NOO Office Portfolio Low Average Loan Size LTVs In-Line with the Total Loan Portfolio 5.2% of Total Loans $2.3M Average Loan Size 62% Weighted Average LTV CRE NOO Office by Geography Twin Cities Suburban 53% Minneapolis-St. Paul CBD 13% Minneapolis-St. Paul Non-CBD 18% Out-of-State 16% $194M • Majority of CRE NOO office exposure in the Twin Cities suburbs • Only 4 loans totaling $35M located in central business districts (CBD) • Only 3 loans totaling $31M outside of Minnesota – out-of-state projects for existing local clients Lower Repricing Risk Fixed-Rate Maturity Schedule Low LTVs 82% are Fixed-Rate $189M Maturing Over the Next 12 Months 59% Weighted Average LTV

¹ Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands Superb Asset Quality Continues 15 $(5) $(2) $(3) $116 $91 0.00% 0.00% 0.00% 0.01% 0.01% 4Q22 1Q23 2Q23 3Q23 4Q23 Net Charge-Offs Cumulative NCOs of $537K since 2019 Net Charge-offs (recoveries) % of Average Loans (annualized) $47,996 $50,148 $50,701 $50,585 $50,494 1.34% 1.36% 1.36% 1.36% 1.36% 4Q22 1Q23 2Q23 3Q23 4Q23 Allowance for Credit Losses Modest CECL Day 1 impact of $650K on January 1, 2023 Allowance for Credit Losses % of Gross Loans $639 $809 $778 $749 $919 0.01% 0.02% 0.02% 0.02% 0.02% 4Q22 1Q23 2Q23 3Q23 4Q23 Nonperforming Assets1 Consistently low NPA levels NPAs % of Assets

Watch and Substandard Loans Remain Stable 16 C&I 15.4% Multifamily 11.0% CRE NOO Senior Housing 38.3% CRE NOO Retail 26.2% CRE Other 9.1% $26 Million Watch List Loans Substandard Loans C&I 45.0% CRE NOO Office 26.7% CRE NOO Hotels 8.6% CRE NOO Retail 12.6% CRE OO 4.3% C&D 0.9% 1-4 Family 1.9% $36 Million Watch List Characteristics Loan Balances Outstanding $26,485 % of Total Loans, Gross 0.7% Number of Loans 14 Average Loan Size $1,892 Substandard Characteristics Loan Balances Outstanding $35,858 % of Total Loans, Gross 1.0% Number of Loans 21 Average Loan Size $1,708 % of Bank Risk-Based Capital 6.46% $32,252 $27,574 $27,215 $26,877 $26,485 4Q22 1Q23 2Q23 3Q23 4Q23 Watch List Loans $28,049 $36,258 $33,821 $35,621 $35,858 4Q22 1Q23 2Q23 3Q23 4Q23 Substandard Loans Dollars in thousands

Building Capital Ratios 17 9.55% 9.41% 9.47% 9.62% 9.57% 8.40% 8.48% 8.72% 9.07% 9.16% 13.15% 13.25% 13.50% 13.88% 13.97% 7.48% 7.23% 7.39% 7.61% 7.73% 4Q22 1Q23 2Q23 3Q23 4Q23 Total Risk-Based Capital Ratio Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio Building Capital in the Current Environment Tangible Common Equity Ratio1 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation 4Q23 Capital Actions • Repurchased 423,749 shares of common stock ($4.5M) at a weighted average price of $10.72 Capital Priorities 1 3 2 Organic Growth Share Repurchases M&A 4 Dividends Drive profitability by supporting a proven organic loan growth engine Opportunistically return capital to shareholders by buying back stock based on valuation, capital levels, and other uses of capital Review and evaluate corporate development opportunities that complement BWB’s business model Have not historically paid a common stock dividend given loan growth opportunities

2024 Expectations 18 • Low-to-mid-single digit loan growth, likely weighted more toward 2H24 • Focus on aligning loan growth with core deposit growth • Target loan-to-deposit ratio between 95% and 105% Balance Sheet Growth • Continued near-term stabilization in the current interest rate environment • Positioned to benefit from potential rate cuts and a normalizing yield curve • Dependent on the path of interest rates, shape of the yield curve, and pace of core deposit growth and loan payoffs Net Interest Margin • Ongoing noninterest expense growth, with continued investments in people and technology initiatives • Noninterest expense growth aligned with asset growth, likely weighted more toward 2H24 • Provision expense to align with loan growth and overall asset quality Expenses • Build tangible common equity and CET1 ratios, aided by retained earnings and moderated pace of loan growth • Ongoing evaluation of potential share repurchases based on valuation, capital levels, and other uses of capital Capital Levels

2024 Strategic Priorities 19 Optimize Balance Sheet for Longer Term Profitable Growth Continue to Gain Loan and Deposit Market Share Generate Incremental Operational Efficiencies While Investing in the Business Scale ERM Function and Monitor Asset Quality Risks • Opportunistically gather core deposits and build high quality lending relationships • Grow loan balances inline with core deposits over time • Generate more profitable growth in a normalized interest rate environment • Expand lending focus on high quality affordable housing sector • Execute on new C&I initiatives through targeted verticals, including a network of women business leaders and entrepreneurial operating system implementers • Identify M&A opportunities and potential markets that enhance BWB’s overall business model • Identify opportunities across all functions to improve operational efficiency • Make proactive investments to scale the business and position for longer term growth • Implement key IT investments, including new CRM platform and upgraded retail and small business online banking solution • Continue to focus on scaling the enterprise risk management function • Monitor the loan portfolio for signs of credit weakness, especially in CRE and multifamily portfolios • Ongoing covenant testing and assess repricing risk on maturing loans

APPENDIX 20

2023 Strategic Priorities 21 Manage High Quality Balance Sheet Growth 1 2 3 4 Maintain High Efficiency While Investing in the Business Continue Scalability of ERM Function, Including Proactive Assessment of Asset Quality Risks Implement Longer Term Strategic Readiness Initiatives • Slower pace of balance sheet growth in the current environment • Manage the balance sheet to optimize net interest income • Increase emphasis on generating core deposit growth to support loan growth over the course of 2023 • Identify opportunities to better manage the discretionary spend to align expense growth with a slower pace of asset growth • Continue to invest in people and technology • Make proactive investments to scale the business and position for longer-term growth • Continued build-out of the enterprise risk management function, including enhanced stress testing capabilities • Ongoing monitoring of the loan portfolio for signs of credit weakness given the economic uncertainty heading into 2023 • Expand covenant testing and assess repricing risk on maturing loans • Complete CECL adoption in early 2023 • Expand C&I function to support further diversification of the loan portfolio and new deposit growth channels over time • Continue evaluating potential M&A opportunities and be ready to act as the right opportunity becomes available 2023 Outcome Moderated 2023 loan growth of 4.3% with annualized core deposit growth of 4.2% since March 2023 2023 NIE growth of 4.8% (vs. 2022), below YoY asset growth of 6.1% Ongoing 12-month forward assessment of loan covenants and repricing risks Expanded C&I outreach to targeted verticals including women business leaders and entrepreneurs

Payoffs and Paydowns Impacting Loan Growth 22 New Loan Originations and Advances $186 $75 $47 $71 $71 $127 $145 $84 $87 $87 $313 $220 $131 $158 $158 4Q22 1Q23 2Q23 3Q23 4Q23 New Originations Advances Loan Payoffs and Amortization/Paydowns $99 $69 $54 $106 $102 $42 $42 $45 $60 $45 $141 $111 $99 $166 $147 4Q22 1Q23 2Q23 3Q23 4Q23 Dollars in millions Payoffs Amortization/Paydowns 4Q23 Loan Growth Waterfall

Interest Rate Sensitivity 23 Estimated Change in NII From Immediate Interest Rate Shocks +100 bps -100 bps Liability-sensitive balance sheet well positioned for rate cuts and a normalizing yield curve Loan Portfolio Considerations • Loan portfolio most sensitive to changes in the 3- to 5-year portion of the yield curve • Loan portfolio to reprice higher even in a rates-down environment given larger fixed-rate portfolio and smaller variable-rate portfolio • $575 million of fixed- and adjustable-rate loans scheduled to reprice over the next year • Leveraging prepayment penalties on new loan originations to help maintain benefit of higher rates over time Funding Considerations • Deposit base is more sensitive to changing interest rates • Momentum in core deposit growth since March 2023 • Continue to supplement core deposits with wholesale funding to support loan growth over time • Brokered deposits generally include call options to protect net interest margin as interest rates decline • Over $1 billion of adjustable funding tied to short-term rates -200 bps (1.2)% +1.0% 4Q22 +1.3% (4.6)% +6.2% 1Q23 +12.2% (1.9)% +4.0% 2Q23 +7.5% (0.6)% +2.5% 3Q23 +4.9% -300 bps +1.7% +17.9% +11.2% +7.2% (1.3)% +3.0% 4Q23 +5.9% +8.9%

High Quality Securities Portfolio 24 43% 41% 41% 38% 38% 24% 23% 24% 22% 22% 20% 21% 21% 22% 22% 13% 15% 14% 18% 18% $549 $559 $538 $553 $604 4Q22 1Q23 2Q23 3Q23 4Q23 Mortgage-Backed Securities Municipal Bonds Corporate Securities Other Securities Available for Sale Portfolio AAA, 26% AA, 43% A, 3% BBB, 13% NR, 15% Rating Mix Derivatives Portfolio Offsetting AOCI Impact $(47,884) $(44,512) $28,581 $27,227 $(17,942) $(18,246) 4Q22 4Q23 MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 4.9 years • Average securities portfolio yield of 4.63% • Unrealized losses on AFS securities were 10.0% of stockholders’ equity • AOCI / Total RBC of 3.1% vs. peer bank median of 11.3%2 1 Includes the tax-effected impact of $7,232 in 4Q22 and $7,359 in 4Q23 2 3Q23 median for publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion (Source: S&P Capital IQ) Dollars in thousands

Ample Liquidity and Borrowing Capacity 25 1 Excludes $171M of pledged securities at December 31, 2023 Dollars in millions 13.7% 10.9% 9.6% 10.2% 11.5% 17.0% 30.9% 33.1% 37.6% 37.0% $1,380 $1,924 $1,962 $2,181 $2,234 4Q22 1Q23 2Q23 3Q23 4Q23 Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Liquidity Position with 2.5x Coverage of Uninsured Deposits Diverse Liquidity Mix 2023 Liquidity Actions • Added $854M of on- and off-balance sheet liquidity • $821M increase in borrowing capacity with the FRB following additional loan and securities pledging • $108M increase in FHLB borrowing capacity • $49M increase in cash and cash equivalents • Did not utilize any borrowings from the Discount Window or the Bank Term Funding Program (BTFP) in 2023 Funding Source 12/31/2023 12/31/2022 Change Cash $ 9 7 $ 4 8 $ 4 9 Unpledged Securities1 433 549 (116) FHLB Capacity 499 391 108 FRB Discount Window 979 158 821 Unsecured Lines of Credit 200 208 (8) Secured Line of Credit 26 26 (0) Total $ 2,234 $ 1,380 $ 854 Available Balance

Reconciliation of Non-GAAP Financial Measures – Profitability and TCE

BRIDGEWATER BANCSHARES, INC.

Efficiency Ratio	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
	As of and for the quarter ended,				
Noninterest Expense	$ 15,203	$ 14,069	$ 14,274	$ 15,237	$ 15,740
Less: Amortization Intangible Assets	(48)	(48)	(34)	(9)	(9)
Adjusted Noninterest Expense	$ 15,155	$ 14,021	$ 14,240	$ 15,228	$ 15,731
Net Interest Income	$ 32,893	$ 28,567	$ 25,872	$ 25,421	$ 25,314
Noninterest Income	1,738	1,943	1,415	1,726	1,409
Less: (Gain) Loss on Sales of Securities	(30)	56	(50)	-	27
Adjusted Operating Revenue	$ 34,601	$ 30,566	$ 27,237	$ 27,147	$ 26,750
Efficiency Ratio	43.8%	45.9%	52.3%	56.1%	58.8%

Tangible Common Equity & Tangible Common Equity/Tangible Assets	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
	As of and for the quarter ended,				
Total Shareholders' Equity	$ 394,064	$ 402,006	$ 409,126	$ 415,960	$ 425,515
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	327,550	335,492	342,612	349,446	359,001
Less: Intangible Assets	(2,914)	(2,866)	(2,832)	(2,823)	(2,814)
Tangible Common Equity	$ 324,636	$ 332,626	$ 339,780	$ 346,623	$ 356,187
Total Assets	$ 4,345,662	$ 4,602,899	$ 4,603,185	$ 4,557,070	$ 4,611,990
Less: Intangible Assets	(2,914)	(2,866)	(2,832)	(2,823)	(2,814)
Tangible Assets	$ 4,342,748	$ 4,600,033	$ 4,600,353	$ 4,554,247	$ 4,609,176
Tangible Common Equity/Tangible Assets	7.48%	7.23%	7.39%	7.61%	7.73%

ROATCE	As of and for the quarter ended, December 31, 2023
Net Income Available to Common Shareholders	$ 7,859
Average Total Shareholders' Equity	$ 417,789
Less: Average Preferred Stock	(66,514)
Average Total Common Shareholders' Equity	$ 351,275
Less: Effects of Average Intangible Assets	(2,819)
Average Tangible Common Equity	$ 348,456
Annualized Return on Average Tangible Common Equity	8.95%

Dollars in thousands

26

Reconciliation of Non-GAAP Financial Measures – PPNR 27 Dollars in thousands Pre-Provision Net Revenue December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Noninterest Income $ 1,738 $ 1,943 $ 1,415 $ 1,726 $ 1,409 Less: (Gain) Loss on Sales on Securities (30) 5 6 (50) - 27 Less: FHLB Advance Prepayment Income - (299) - (493) - Total Operating Noninterest Income 1,708 1,700 1,365 1,233 1,436 Plus: Net Interest Income 32,893 28,567 25,872 25,421 25,314 Net Operating Revenue 34,601 30,267 27,237 26,654 26,750 Noninterest Expense $ 15,203 $ 14,069 $ 14,274 $ 15,237 $ 15,740 Less: Amortization of Tax Credit Investments (114) - - - - Total Operating Noninterest Expense 15,089 14,069 14,274 15,237 15,740 Pre-Provision Net Revenue $ 19,512 $ 16,198 $ 12,963 $ 11,417 $ 11,010 Plus: Non-Operating Revenue Adjustments 30 243 5 0 493 (27) Less: Provision for (Recovery of) Credit Losses 1,500 625 5 0 (600) (250) Non-Operating Expense Adjustments 114 - - - - Provision for Income Taxes 4,193 4,174 3,147 2,881 2,360 Net Income $ 13,735 $ 11,642 $ 9,816 $ 9,629 $ 8,873 Average Assets $ 4,251,345 $ 4,405,234 $ 4,483,662 $ 4,504,937 $ 4,567,446 Pre-Provision Net Revenue Return on Average Assets 1.82% 1.49% 1.16% 1.01% 0.96% As of and for the quarter ended,

Reconciliation of Non-GAAP Financial Measures – Core NIM 28 Dollars in thousands Core Net Interest Margin December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Net Interest Income (Tax-Equivalent Basis) $ 33,260 $ 28,947 $ 26,280 $ 25,822 $ 25,683 Less: Loan Fees (1,100) (998) (941) (914) (751) Core Net Interest Margin $ 32,160 $ 27,949 $ 25,339 $ 24,908 $ 24,932 Average Interest Earning Assets $ 4,177,644 $ 4,323,706 $ 4,395,050 $ 4,416,424 $ 4,480,428 Core Net Interest Margin 3.05% 2.62% 2.31% 2.24% 2.21% Loan Interest Income (Tax-Equivalent Basis) $ 42,702 $ 45,265 $ 48,066 $ 49,326 $ 50,022 Less: Loan Fees (1,100) (998) (941) (914) (751) Core Loan Interest Income $ 41,602 $ 44,267 $ 47,125 $ 48,412 $ 49,271 Average Loans $ 3,482,150 $ 3,630,446 $ 3,716,534 $ 3,722,594 $ 3,726,126 Core Loan Yield 4.75% 4.95% 5.09% 5.16% 5.25% As of and for the quarter ended,

Reconciliation of Non-GAAP Financial Measures – Tangible Book Value

BRIDGEWATER BANCSHARES, INC.

Tangible Book Value Per Share	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
	As of and for the quarter ended,									
Book Value Per Common Share	$ 4.69	$ 4.91	$ 5.23	$ 5.43	$ 5.56	$ 6.62	$ 6.85	$ 7.01	$ 7.34	$ 7.70
Less: Effects of Intangible Assets	(0.16)	(0.16)	(0.16)	(0.16)	(0.16)	(0.13)	(0.12)	(0.12)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 4.53	$ 4.75	$ 5.07	$ 5.27	$ 5.40	$ 6.49	$ 6.73	$ 6.89	$ 7.22	$ 7.58
Total Common Shares	24,589,861	24,589,861	24,589,861	24,629,861	24,679,861	30,059,374	30,059,374	30,059,374	30,097,274	30,097,674

Tangible Book Value Per Share	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
	As of and for the quarter ended,									
Book Value Per Common Share	$ 7.90	$ 8.20	$ 8.45	$ 8.61	$ 8.92	$ 9.25	$ 9.43	$ 9.92	$ 10.33	$ 10.73
Less: Effects of Intangible Assets	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.11)
Tangible Book Value Per Common Share	$ 7.78	$ 8.08	$ 8.33	$ 8.49	$ 8.80	$ 9.13	$ 9.31	$ 9.80	$ 10.21	$ 10.62
Total Common Shares	28,986,729	28,781,162	28,973,572	28,807,375	28,837,560	28,710,775	28,143,493	28,132,929	28,162,777	28,066,822

Tangible Book Value Per Share	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
	As of and for the quarter ended,								
Book Value Per Common Share	$ 11.09	$ 11.12	$ 11.14	$ 11.44	$ 11.80	$ 12.05	$ 12.25	$ 12.47	$ 12.94
Less: Effects of Intangible Assets	(0.11)	(0.11)	(0.11)	(0.11)	(0.11)	(0.10)	(0.10)	(0.10)	(0.10)
Tangible Book Value Per Common Share	$ 10.98	$ 11.01	$ 11.03	$ 11.33	$ 11.69	$ 11.95	$ 12.15	$ 12.37	$ 12.84
Total Common Shares	28,206,566	28,150,389	27,677,372	27,587,978	27,751,950	27,845,244	27,973,995	28,015,505	27,748,965

Dollars in thousands

29